                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

                               [Amendment No. ]

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(C) or (S) 240.14a-12

                      INDUSTRIAL DATA SYSTEMS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-(6(i)(1) 14a-(6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously by written preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                      INDUSTRIAL DATA SYSTEMS CORPORATION

                                 June 1, 2001


Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders ("Annual Meeting") of Industrial Data Systems Corporation to be held at 10:00 a.m. on Thursday, June 28, 2001, at the corporate offices of the Company, 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013.

     At the Annual Meeting, the stockholders will be asked to elect five directors. The Notice of the 2001 Annual Meeting of Stockholders and the Proxy Statement on the following pages describe the nominees for election to our Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF EACH OF THE NOMINATED DIRECTORS.

     Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating, and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card.
You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

     We look forward to your attendance at the meeting.



                                    Sincerely,

                                    /s/ William A. Coskey

                                    William A. Coskey
                                    President and Chief Executive Officer


                                   IMPORTANT

     A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                      INDUSTRIAL DATA SYSTEMS CORPORATION
                            600 Century Plaza Drive
                                 Building 140
                           Houston, Texas 77073-6013

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 28, 2001
       ________________________________________________________________

To the Stockholders of
Industrial Data Systems Corporation

     Notice is hereby given that the 2001 Annual Meeting of Stockholders ("Annual Meeting") of Industrial Data Systems Corporation, a Nevada corporation (the "Company"), will be held in the corporate offices of Company, at 600 Century Plaza Drive, Houston, Texas 77073-6013 on Thursday, June 28, 2001, at 10:00 a.m., Central Daylight Saving Time, for the following purposes:

     1. To elect five directors to the Board of Directors of the Company to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. The nominees for director are William A. Coskey, P.E., Hulda L. Coskey, David W. Gent, P.E., Gordon R. Wingate, and Ken
J. Hedrick.

     2. To approve and ratify the appointment of Hein + Associates LLP as the Company's independent auditors.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     A record of stockholders has been taken as of the close of business on May 31, 2001 and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting. A stockholders list will be available at the offices of the Company commencing June 18, 2001 and may be inspected during the normal business hours prior to the Annual Meeting and during the Annual Meeting.

     ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND RETURNING A LATER-DATED PROXY WITH RESPECT TO THE SAME SHARES, BY FILING WITH THE SECRETARY OF INDUSTRIAL DATA SYSTEMS CORPORATION A WRITTEN REVOCATION BEARING A LATER DATE OR BY ATTENDING AND VOTING IN PERSON AT THE ANNUAL MEETING. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY CARD.


                                         By Order of the Board of Directors,

                                         /s/ Hulda L. Coskey

                                         Hulda L. Coskey
                                         Secretary
Houston, Texas
Date: June 1, 2001

                      INDUSTRIAL DATA SYSTEMS CORPORATION
                     600 Century Plaza Drive, Building 140
                           Houston, Texas 77073-6013

                        ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Thursday, June 28, 2001
                           _________________________

                                PROXY STATEMENT
                           _________________________

     This Proxy Statement and accompanying Proxy are solicited by the Management of Industrial Data Systems Corporation ("IDS" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Thursday, June 28, 2001 at 10:00 a.m. at the principal executive offices of the Company, 600 Century Plaza Drive, Building 140, Houston, Texas 77073, and at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed on or about June 14, 2001, to stockholders of record on May 31, 2001.

     STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

     The purpose of the Annual Meeting is to elect five directors to serve one-year terms until the next Annual Meeting, or until their respective successors shall be elected and qualified; and considering and acting upon the ratification of the Company's independent auditors.

     The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 2000, to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.

                               VOTING SECURITIES

     On May 31, 2001, the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, 12,964,918 shares of the Company's Common Stock ("Common Stock") were outstanding. Stockholders are entitled to one vote per share on all matters to be considered at the Meeting. Stockholders are not entitled to cumulative voting.

     In accordance with the Company's Articles of Incorporation, a majority of the shares entitled to vote represented in person or by proxy shall constitute a quorum at a meeting of stockholders. Any action to be taken by stockholders of the corporation at the Annual Meeting requires the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon.
Except as otherwise specified by law, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. If a quorum is present, directors are elected by a majority of the votes cast by the shares entitled to vote.

     The stockholders shall also vote to ratify the selection of Independent Auditors. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

     If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

     If you ABSTAIN from voting on one or more proposals, your shares will nevertheless be included in the number of shares represented for purposes of determining whether a quorum is present. If you ABSTAIN from voting on the approval and ratification of Hein + Associates LLP as the Company's independent auditors, your shares will also be included in the number of shares voting on the proposal, and consequently, your abstention will have the same practical effect as a vote AGAINST the proposal. Because directors are elected by a plurality of the votes, an abstention would have no effect on the outcome of the vote on the election of directors and, thus, is not offered as a voting option for that matter.

     The shares represented by an executed proxy will be voted for the election of directors, or withheld if so specified, and to approve and ratify the selection of Independent Auditors. If no specification is made in said proxy, the proxy will be voted "FOR" the nominees listed herein, and "FOR" the selection and ratification of Hein + Associates, LLP, Certified Public Accountants.

                             ELECTION OF DIRECTORS

     At the meeting, five directors are to be elected, each director to hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified. The Board of Directors has designated the persons named in the accompanying proxy and, unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy, or the board may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH NOMINEE FOR DIRECTOR.

Information Regarding Directors and Nominees

     The Board of Directors of the Company presently consists of five members. Five Directors are to be elected at the Meeting, each for a term expiring at the next Annual Meeting.

     The following table and the notes thereto state the names of all the persons proposed to be nominated for election as Directors. Also disclosed are their ages, all positions and offices with the Company now held by them, their principal occupations or employment within at least the five preceding years and the dates upon which they became directors of the Company.

Name                                     Age        Director Since            Position Held
----                                     ---        --------------            -------------
William A. Coskey, P.E. (1)              48              1985                 Chairman of the Board, Chief Executive
                                                                              Officer and President
Hulda L. Coskey (1)                      46              1985                 Chief Financial Officer, Secretary,
                                                                              Treasurer, Director
David W. Gent, P.E. (2)                  48              1994                 Director
Gordon R. Wingate (2)                    45              1998                 Director
Ken J. Hedrick                           54              1998                 Controller, Director

(1)  William A. Coskey and Hulda L. Coskey are husband and wife.
(2)  Member of Audit and Compensation Committees.

     William A. Coskey, P.E. is the founder of the Company and has served as Chairman of the Board, Chief Executive Officer and President since the Company's formation in September 1985. Mr. Coskey also serves as President and Director of the Company's subsidiaries: Industrial Data Systems, Inc.; IDS Engineering, Inc.; Thermaire, Inc., and Constant Power Manufacturing, Inc. Prior to founding the Company, Mr. Coskey served as Manager of Corporate Development for Keystone International, Inc., a public company listed on the New York Stock Exchange, and was responsible for all acquisition and merger activities of Keystone International, Inc. during the period 1984 to 1985. Mr. Coskey had formerly held the position of President of Syntech Associates, Inc., an engineering services company located in Houston, Texas for the period 1979 to 1984. Mr. Coskey, an Honors Graduate, received a B.S. in Electrical Engineering from Texas A&M University in 1975 and serves on the Texas A&M University Electrical Engineering Department Advisory Council. He is a Registered Professional Engineer, and is also a member of the Instrument Society of America. William A. Coskey is the spouse of Hulda L. Coskey.

     Hulda L. Coskey has served as Chief Financial Officer and Secretary/Treasurer of the Company since June 1994. During her sixteen years with the Company and its predecessors, Mrs. Coskey has served in the following capacities within the Company's subsidiaries: Vice President, Secretary/Treasurer, and Director of Industrial Data Systems, Inc.; Vice President, Secretary, and Director of IDS Engineering, Inc.; Secretary/Treasurer and Director of Thermaire, Inc., and as Secretary and Director of Constant Power Manufacturing, Inc. Her primary responsibilities include SEC reporting, investor relations, and other corporate secretary functions. In prior years, Mrs. Coskey has been responsible for management and supervision of the Company's operations, including but not limited to all accounting, finance and personnel functions. Prior to joining the Company, she served the banking industry in the Houston area both as a Loan Review Officer, and as a Credit Officer. Mrs. Coskey majored in Accounting at the University of Houston. Mrs. Coskey has served as a committee member for various civic organizations. Hulda L. Coskey is the spouse of William A. Coskey.

     David W. Gent, P.E. has served as a director of the Company since June 1994 and is a member of the Audit and Compensation Committees. Since September 1991, Mr. Gent has held the position of Director of International Engineering and Chief Information Officer of Bray International, Inc., located in Houston, Texas, with the responsibility of overseeing several departments that include Engineering, Information Services, and Quality Control. Mr. Gent founded SofTest Designs Corporation, a privately held electronic test equipment company, in 1980 and has served as a director since its inception and as its President for the period 1986 to 1991. Prior to 1986, Mr. Gent was General Manager of the USA Controls Division of Keystone International, Inc. Mr. Gent, an Honors Graduate, received a B.S. in Electrical Engineering from Texas A&M University in 1975 and an MBA from Houston Baptist University. He is a Registered Professional Engineer, and a Senior member of the Instrument Society of America. Mr. Gent serves on the Texas A&M University Electrical Engineering Department Advisory Council, the Bray International, Inc. 401(k) committee, and as a Bray representative on various councils including Fieldbus Foundation and the Open DeviceNet Vendors Association. He also holds several patents in the field of industrial flow controls.

     Gordon R. Wingate has served on the Board of Directors since June 1998 and is a member of the Audit and Compensation Committees. Mr. Wingate has served as President and Chief Executive Officer of SynchroNet since 1989. SynchroNet is a computer internetworking service provider based out of Houston that designs and implements secure corporate networks for data, voice, and video, some of which are global in scope. Prior to this time Mr. Wingate owned and operated Wingate Services, a computer cabling and installation provider, which in 1989 changed its name to SynchroNet and became involved with system design and computer integration. Mr. Wingate earned his Bachelors of Arts degree from the University of Texas at Austin. He is professionally certified as a Cisco Certified Networking Associate, a Cisco Certified Design Associate, a Novel Certified NetWare Engineer 5, a Microsoft Certified Product Specialist for Windows NT and a Citrix Certified Administrator for Citrix Winframe and Metaframe.

     Ken Hedrick has served as Corporate Controller of Industrial Data Systems Corporation since December 1997. Mr. Hedrick was initially appointed as an interim Director upon the resignation of Rex S. Zerger in August 1998 and was later elected to the Board of Directors by the stockholders in June 1999. Beginning his career in public accounting over 20 years ago, Mr. Hedrick worked on auditing assignments and on management consulting projects while in the public sector. Moving into the private business sector, Mr. Hedrick has held Chief Financial Officer, General Manager and Controller positions with public and privately held companies primarily in the construction and the manufacturing industries. In these various positions, Mr. Hedrick has been responsible for start-up operations, information systems conversion and implementation, as well as typical financial, accounting and general administrative functions. Mr. Hedrick received a B.B.A. degree in Accounting and Management from Southwest Texas State University in 1970 and received a C.P.A. certification in 1973.

Director's Compensation

     Employee directors and independent directors of the Company do not receive any compensation for each board meeting attended, nor do they receive compensation for each committee meeting attended. The Company does not pay out-of-pocket expenses incurred by independent directors to attend board and committee meetings. As specified in the Industrial Data Systems Corporation 1998 Incentive Plan (the "Incentive Plan"), non-employee directors are eligible to receive non-statutory stock options. Under the Incentive Plan, awards may be granted to directors of the Company and its majority-owned subsidiaries. In recognition of the services provided by its Board of Directors and in compliance with the Incentive Plan, 15,000 shares were approved and awarded as stock options to Directors and Non-Employee Directors on November 21, 2000. The following Directors were awarded 5,000 shares each for service provided to the Company in 2000: Mr. Gent, Mr. Wingate, and Mr. Hedrick. All of these stock options were issued at an exercise price of $1.00 and vest over a five-year period with an expiration date of

November 21, 2010. The following Directors were previously awarded 5,000 shares each for each year or partial year of service provided to the Company through 1999: Mr. Gent (30,000 shares), Mr. Wingate (10,000 shares) and Mr. Hedrick (10,000 shares). In addition to the shares awarded for director service, Mr. Hedrick was also awarded 20,000 shares of stock options for his services as a key employee to the Company, which is disclosed further in this Proxy Statement under "Incentive Plan". All of the stock options issued in 1999 were at an exercise price of $1.25 and vest over a five-year period with an expiration date of December 12, 2009. The stock options awarded to directors represent 37.6% of all stock options issued to directors and key employees. As of the Record Date no options have been exercised nor shares issued under the Incentive Plan.

Board of Directors Meetings and Committees

     During 2000, there were four meetings of the Board of Directors and one action taken by unanimous consent. Mr. Wingate was able to attend fewer than 75% of the board and committee meetings on which he served. The Board of Directors has established a standing Audit Committee and Compensation Committee. The Board does not have an Executive Committee or a Nominating Committee. The President and Chief Executive Officer have determined compensation for the past several years for the Company's executive officers and employees.

     Compensation Committee. The Compensation Committee is responsible for administering the Company's Incentive Stock Plan and granting stock options and other awards under the Plan. The members of this Committee are Messrs. David W. Gent and Gordon R. Wingate, both of whom are independent directors. The committee met one time during 2000. Both directors were present.

     Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Company's financial reporting process and internal control system, reviews and appraises the audit efforts of the Company's independent accountants, and provides an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors. The members of this Committee are Messrs. David W. Gent and Gordon R. Wingate, both of whom are independent directors. Information regarding the functions performed by the Committee and its membership is set forth in the "Report of the Audit Committee," included in this annual proxy statement. A written charter approved by the Board of Directors governs the Audit Committee. The Committee held two meetings during fiscal year 2000. Both directors were present.

                             AUDITOR INDEPENDENCE

Audit Fees

     In the year 2000, the aggregate fee paid by the Company for the annual audit and for the review of the Company's financial statements included in the Company's Form 10-QSB's totaled $77,892.

Financial Information Systems Design and Implementation Fees

     In the year 2000, the Company's auditors provided no financial information systems design and implementation services.

All Other Fees

     In the year 2000, the aggregate fee paid by the Company for all other fees billed for non-audit services, including fees for tax-related services, billed by the issuer's principal auditor totaled $36,571.

Report of the Audit Committee

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with Hein + Associates, LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from Hein + Associates, LLP, a letter providing the disclosures required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees) with respect to any relationships between Hein + Associates, LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Hein + Associates, LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

David W. Gent
Gordon R. Wingate
May 14, 2001

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The directors and officers of the Company are not aware of any person or company that beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than five percent (5%) of the voting rights attached to the Common Stock of the Company as at the close of business on March 19, 2001 other than:

               Name and Address of                   Amount and Nature of
                 Beneficial Owner                    Beneficial Ownership                 Percent of Class
                 ----------------                    --------------------                 ----------------
Alliance 2000, Ltd. (1)                                 9,530,100                              73.5%
William A. Coskey, P.E. (1) (2) (3)
Hulda L. Coskey (1)
600 Century Plaza Drive, Building 140
Houston, Texas 77073-6013

David W. Gent, P.E. (4)                                     9,374                                 *

Gordon R. Wingate (4)                                       3,125                                 *

Ken J. Hedrick (4)                                          9,375                                 *

All executive officers and directors as a group         9,551,974                              73.5%
-----------------------------------------------

(1) Alliance 2000, Ltd. is the record holder of 9,500,000 shares, shown above. William A. Coskey and Hulda L. Coskey serve as General Partners of Alliance 2000, Ltd.
(2) Includes 100 shares owned by William A. Coskey purchased on June 16, 1998 at the time the Company became listed on the American Stock Exchange.
(3) Includes 30,000 shares of the Company's Common Stock held in the name of William A. Coskey, as Custodian for his children.
(4) Includes shares the direct ownership of which may be acquired within 60 days of March 19, 2001 through the exercise of stock options and represents less than 1% of the outstanding shares of Common Stock.

                 CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

     The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, directors, principal stockholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's board.

     As of May 31, 2001, William A. Coskey, Chairman of the Board, Chief Executive Officer, and President of the Company was indebted to the Company for two unsecured promissory notes in an amount totaling $150,000. The notes are due on demand and bear interest at a rate of 9% per annum. The outstanding balance at December 31, 2000 was $150,000 in principal and $46,500 in accrued but unpaid interest. The largest aggregate amount of indebtedness outstanding at any time during the last twelve months owed by William and Hulda Coskey was $196,500.

                            EXECUTIVE COMPENSATION

Compensation Summary

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Company's Chief Executive Officer, and the most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 (the "Named Executive Officers") during the years ended December 31, 1998, 1999 and 2000.

                                                  Annual Compensation
                                           ------------------------------
                                                                                Other Annual          All other
Name and Principal Position                 Year      Salary        Bonus       Compensation        Compensation
---------------------------                 ----      ------        -----      -------------        ------------
                                                        ($)          ($)            ($)                 ($)
William A. Coskey, P.E., Chief              2000      111,040         -              -                   -
 Executive Officer and President            1999      109,224         -              -                   -
                                            1998      109,200         -              -                   -

Key Man Insurance

     William A. Coskey is a key employee of the Company and the loss of Mr. Coskey's services could adversely affect the Company's business. The Company maintains, and is the beneficiary of, a life insurance policy on the life of Mr. Coskey. The face amount of such policy is $600,000. The continuance of such policy is at the discretion of the Board of Directors and the policy may or may not be maintained in the future.

Incentive Plan

     Since the approval and adoption of the Industrial Data Systems Corporation 1998 Incentive Plan in June 1998, the Company has granted options to acquire 266,000 shares of its Common Stock with Option Agreements for 226,000 shares remaining in effect. In 2000, options for 40,000 shares were canceled due to employment termination with two employees. No options have been exercised nor have any shares been issued under the Incentive Plan. As of the Record Date, a total of 45,000 options were vested but not exercised.

     Issuance and cancellation of stock options are detailed in the table below.

-----------------------------------------------------------------------------------------------------------------------------
DATE                     OPTIONS TO                        OPTIONS TO               EXERCISE      EXPIRATION
                       KEY EMPLOYEES                       DIRECTORS                 PRICE           DATE
          ---------------------------------------------------------------
                    OPTIONS     OPTIONS               OPTIONS     OPTIONS
                    ISSUED     CANCELED               ISSUED     CANCELED
-----------------------------------------------------------------------------------------------------------------------------
1999                 150,000         0                 50,000           0            $1.25          12/12/09
-----------------------------------------------------------------------------------------------------------------------------
2000                  51,000    40,000                 15,000           0            $1.00          11/21/10
-----------------------------------------------------------------------------------------------------------------------------

     Stock options awarded to directors are specifically disclosed elsewhere in this Proxy Statement, under "Director Compensation".

401(k) Plan

     On January 1, 1993, the Company adopted a Section 401(k) Profit Sharing Plan and Trust (the "Plan"). The Plan is intended to qualify for tax exemption under Section 401(k) of the Code and is subject to the Employee Retirement Income Security Act of 1974. Management of the Company administers the Plan and all of the Company's employees who elect to do so are allowed to participate, subject to certain eligibility requirements. Eligible employees may contribute up to 15% of their annual compensation up to the maximum dollar amount allowed by law, which is matched by the Company under a defined formula. In addition, the Company may make discretionary contributions to the Plan, for the benefit of all participants, at the election of the Board of Directors. Employee contributions are fully vested at all times and contributions by the Company vest on a schedule of 25% per year over a four-year period, commencing with the second year of employment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and 10% beneficial owners ("insiders") to file with the United States Securities and Exchange Commission reports of ownership and change in ownership of equity securities of the Company. Based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that during the year ended December 31, 2000, no reporting person failed to file on a timely basis reports required by Section 16(a) of the Exchange Act since such reporting persons became subject to reporting requirements except that Mike M. Patton, Vice President of Business Development of a subsidiary of IDS failed to file a timely Form 5 during the year 2000.


                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company's Articles of Incorporation provide that, to the fullest extent permitted under Nevada corporation law, the Company will indemnify any officer or director who is, was, or is threatened to be made a party to any proceeding because he or she (1) is or was a director or officer, or (2) while a director or officer, at the Company's request, was serving as a director, officer, partner, venturer, proprietor, trustee, employee or agent of another entity.

     The Company's Articles of Incorporation also provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages from breaches of fiduciary duties, except for liability (i) for any breach of the duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or in knowing violation of the law; or (iii) for any transaction from which a director or officer has derived an improper personal benefit.

     Insofar as indemnification for liabilities arising under the Securities Exchange Act of 1934 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

     In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            APPOINTMENT OF AUDITORS

     The Board of Directors recommends, and unless otherwise directed the designated persons named in the enclosed form of proxy will vote for, the appointment of Hein + Associates LLP, 5075 Westheimer, Suite 970, Houston, Texas 77056, as auditors of the Company to hold office until the next Annual Meeting of Stockholders and to authorize the Directors to fix the remuneration of the auditors so appointed. Hein + Associates LLP has been the Company's auditors since 1994. The auditors will be invited to attend the meeting to make such comments as they deem appropriate and to answer any appropriate questions.

                                 OTHER MATTERS

     To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

     The Company has received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by Management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, Management neither knows of nor contemplates any other business that will be presented for action by the stockholders at the meeting. If any further business is properly presented at the meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

     The 2002 annual meeting of stockholders is expected to be in June 2002. For inclusion in the Company's proxy materials, the Company must receive by March 15, 2002 any stockholder proposal intended to be presented at the next annual meeting of stockholders.

                      APPROVAL OF THE BOARD OF DIRECTORS

     The contents of the Proxy Statement have been approved and the Board of Directors of the Company has authorized the mailing thereof to the stockholders of the Company.


                                 ANNUAL REPORT

     A copy of the Company's 2000 Annual Report is being mailed with this Proxy Statement to each stockholder of record. Stockholders not receiving a copy of the Annual Report may obtain one without charge by contacting Hulda L. Coskey, Chief Financial Officer, 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013, (281) 821-3200, or by email at idscorp@inddata.com.



     DATED at Houston, Texas, the 1st day of June, 2001.


                              By Order of the Board of Directors,

                              /s/ Hulda L. Coskey

                              Hulda L. Coskey
                              Secretary

                   INDUSTRIAL DATA SYSTEMS CORPORATION (IDS)
              THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 28, 2001
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

   The undersigned stockholder of Industrial Data Systems Corporation (the "Company") hereby appoints William A. Coskey, Hulda L. Coskey and/or any of them, attorneys and proxies of the undersigned, each with full power of substitution to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Industrial Data Systems Corporation to be held at the corporate offices located at 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013, Thursday, June 28, 2001, at 10:00 a.m. Central Daylight Saving Time, and at any adjournments of said meeting, all of the shares of Common Stock in the name of the undersigned or which the undersigned may be entitled to vote.

   The board of directors recommends a vote FOR the nominees named on reverse and if no specification is made, the shares will be voted for such nominees.

          PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.
                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------




5952--INDUSTRIAL DATA SYSTEMS CORP.

                      INDUSTRIAL DATA SYSTEMS CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]

1.  ELECTION OF DIRECTORS:
    Nominees: 01-William A. Coskey, P.E.,                For   Withhold  For All
    02-Hulda L. Coskey, 03-David W. Gent, P.E.,          All      All    Except
    04-Gordon R. Wingate, and 05-Ken J. Hedrick          [ ]      [ ]      [ ]


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S
NAME ON THE LINE PROVIDED BELOW:

_____________________________________________


2.  For the appointment of Hein + Associates,            For   Against  Abstain
    LLP as the Company's independent auditors.           [ ]     [ ]      [ ]

3. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.

                                   Dated:_________________________________, 2001

   ________________________________________________________________________
                            Stockholder's Signature

   _________________________________________________________________________
                            Stockholder's Signature

SIGNATURE SHOULD AGREE WITH THE NAME PRINTED HEREON. IF STOCK IS HELD IN THE NAME OF MORE THAN ONE PERSON, EACH JOINT OWNER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN. PERSONS ACTING PURSUANT TO POWER OF ATTORNEY SHOULD SUBMIT POWERS OF ATTORNEY.


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT.


          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                         USING THE ENCLOSED ENVELOPE.



5952--INDUSTRIAL DATA SYSTEMS CORP.